                                                                    EXHIBIT 99.2

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

Consolidated Statements of Income

                                                               Three Months Ended                           Nine Months Ended
                                           ----------------------------------------------------------   --------------------------
                                            September      September         June           March        September     September
                                               2001           2000           2001           2001           2001           2000
                                           ------------   ------------   ------------   -------------   -----------   ------------
Interest & Loan Fees Income                     $90,296        $95,298        $91,696         $91,997      $273,989       $282,629
Tax Equivalent Adjustment                         2,919          2,860          2,897           2,868         8,685          8,250
                                           ------------   ------------   ------------   -------------   -----------   ------------
     Interest & Fees Income (FTE)                93,215         98,158         94,593          94,865       282,674        290,879
Interest Expense                                 43,721         51,165         45,467          47,777       136,965        146,339
                                           ------------   ------------   ------------   -------------   -----------   ------------
     Net Interest Income (FTE)                   49,494         46,993         49,126          47,088       145,709        144,540

Loan Loss Provision                               4,145          4,439          2,143           2,499         8,787         10,837

Non-Interest Income:
  Inv. Securities Transactions                     (647)           324           (718)            142        (1,223)         1,147
  Trust Revenue                                   2,082          1,749          2,194           2,015         6,291          5,194
  Service Charges on Deposits                     6,764          5,661          6,647           6,017        19,428         16,388
  Income from Mortgage Banking Operations         7,343          5,014          6,469           5,225        19,037         12,556
  Other Non-Interest Revenue                        214            576            304             546         1,064          1,304
                                           ------------   ------------   -------------  --------------  ------------  ------------
     Total Non-Interest Income                   15,756         13,324         14,896          13,945        44,597         36,589
                                           ------------   ------------   -------------  --------------  ------------  ------------

Non-Interest Expense:
  Staff Expense                                  15,650         12,127         15,446          14,483        45,579         39,476
  Occupancy & Equipment                           2,565          2,861          2,683           2,658         7,906          8,892
  Other Expenses                                  9,525          9,622         10,013           8,622        28,160         29,223
  Amortization of Intangibles                       797            819            797             792         2,386          2,458
  OREO Expense (Recovery)                           186           (172)           191             119           496            116
  FDIC Expense                                      159            206            323             322           804            547
                                           ------------   ------------   ------------   -------------   -----------   ------------
     Total Non-Interest Expense                  28,882         25,463         29,453          26,996        85,331         80,712
                                           ------------   ------------   ------------   -------------   -----------   ------------

Pre-Tax Earnings (FTE)                           32,223         30,415         32,426          31,538        96,188         89,580

Tax Equivalent Adjustment                         2,919          2,860          2,897           2,868         8,685          8,250
                                           ------------   ------------   ------------   -------------   -----------   ------------

Reported Pre-Tax Earnings                        29,304         27,555         29,529          28,670        87,503         81,330

Taxes                                             9,524          8,994          9,745           9,318        28,587         26,658
                                           ------------   ------------   ------------   -------------   -----------   ------------

Net Income before Extra Items                    19,780         18,561         19,784          19,352        58,916         54,672

Extraordinary Items (Net of Tax)
                                           ------------   ------------   ------------   -------------   -----------   ------------

Net Income                                      $19,780        $18,561        $19,784         $19,352      $ 58,916       $ 54,672
                                           ============   ============   ============   =============   ===========   ============

MEMO: Effective Tax Rate                          32.50%         32.64%         33.00%          32.50%        32.67%         32.78%

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

Consolidated Balance Sheets

                                             September 30     September 30
                                                 2001             2000         September 30    December 31     September 30
                                             Q-T-D Average   Q-T-D Average         2001            2000            2000
                                             -------------   --------------   --------------   ------------   --------------
Cash & Cash Equivalents                         $  127,324       $  119,225       $  112,678     $  144,810       $  106,887

Securities Available for Sale                    1,152,393          958,583        1,189,026        865,266          967,554
Held to Maturity Securities                        284,257          388,343          283,673        380,068          385,076
                                             -------------   --------------   --------------   ------------   --------------
  Total Securities                               1,436,650        1,346,926        1,472,699      1,245,334        1,352,630
                                             -------------   --------------   --------------   ------------   --------------
     Total Cash and Securities                   1,563,974        1,466,151        1,585,377      1,390,144        1,459,517
                                             -------------   --------------   --------------   ------------   --------------

  Loans held for sale                              243,859          156,408          250,672        203,831          158,468

  Commercial Loans                               1,535,271        1,483,121        1,578,165      1,527,008        1,502,658
  Mortgage Loans                                 1,276,683        1,356,533        1,312,352      1,359,044        1,374,402
  Consumer Loans                                   317,080          322,233          325,939        306,442          326,478
                                             -------------   --------------   --------------   ------------   --------------

     Loans & Leases, net of unearned income      3,129,034        3,161,887        3,216,456      3,192,494        3,203,538

Reserve for loan & Lease  Losses                   (41,242)         (39,358)         (42,553)       (40,532)         (39,432)

Goodwill                                            33,514           36,163           33,132         35,102           35,754
Mortgage Servicing Rights                                0                4                0                               0
Other Intangibles                                    3,695            4,405            3,593          4,122            4,299
                                             -------------   --------------   --------------   ------------   --------------
   Total Intangibles                                37,209           40,572           36,725         39,224           40,053

Real Estate Owned                                    2,462            1,691            2,622          2,109            1,516
Other Assets                                       126,837          145,520          116,591        117,277          126,782
                                             -------------   --------------   --------------   ------------   --------------
     Total Assets                               $5,062,133       $4,932,871       $5,165,890     $4,904,547       $4,950,442
                                             =============   ==============   ==============   ============   ==============

MEMO: Earning Assets                            $4,785,560       $4,656,217       $4,945,559     $4,643,668       $4,717,326
                                             =============   ==============   ==============   ============   ==============

Interest-bearing Deposits                       $2,911,041       $2,755,411       $  585,318     $2,852,034       $2,799,057
Noninterest-bearing Deposits                       494,209          472,398        2,898,826        539,415          514,080
                                             -------------   --------------   --------------   ------------   --------------
   Total Deposits                                3,405,250        3,227,809        3,484,144      3,391,449        3,313,137

Short-term Borrowings                              426,878          408,705          462,556        333,716          422,315
Intermediate & Long-term Borrowings                703,754          828,107          705,278        706,512          748,310
                                             -------------   --------------   --------------   ------------   --------------
   Total Borrowings                              1,130,632        1,236,812        1,167,834      1,040,228        1,170,625

Other Liabilities                                   72,873           58,295           51,409         42,000           45,058
                                             -------------   --------------   --------------   ------------   --------------

     Total Liabilities                           4,608,755        4,522,916        4,703,387      4,473,677        4,528,820
                                             -------------   --------------   --------------   ------------   --------------

Common Equity                                      453,378          409,955          462,503        430,870          421,622
                                             -------------   --------------   --------------   ------------   --------------
     Total Shareholders' Equity                    453,378          409,955          462,503        430,870          421,622
                                             -------------   --------------   --------------   ------------   --------------

Total Liabilities & Equity                      $5,062,133       $4,932,871       $5,165,890     $4,904,547       $4,950,442
                                             =============   ==============   ==============   ============   ==============

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol: UBSI
              (In Thousands Except for Share and Per Share Data)

                                                                 Three Months Ended                              Year to Date
                                             -----------------------------------------------------------  --------------------------
                                               September      September         June          March        September      September
Share Data:                                      2001           2000            2001           2001           2001          2000
                                             -------------- --------------  -------------  -------------  -------------  -----------
Earnings Per Share:
  Net Income before Extraordinary Items:
     Basic                                     $      0.48    $      0.44    $      0.48    $      0.46    $      1.42   $      1.30
     Diluted                                   $      0.48    $      0.44    $      0.47    $      0.46    $      1.41   $      1.29
     Diluted - Cash Basis                      $      0.49    $      0.45    $      0.49    $      0.47    $      1.45   $      1.33

  Net Income after Extraordinary Items:
     Basic                                     $      0.48    $      0.44    $      0.48    $      0.46    $      1.42   $      1.30
     Diluted                                   $      0.48    $      0.44    $      0.47    $      0.46    $      1.41   $      1.29
     Diluted - Cash Basis                      $      0.49    $      0.45    $      0.49    $      0.47    $      1.45   $      1.33

Common Dividend Declared Per Share             $      0.23    $      0.21    $      0.23    $      0.22    $      0.68   $      0.63


High Common Stock Price                        $     28.33    $     20.88    $     27.00    $     23.25
Low Common Stock Price                         $     23.20    $     18.38    $     21.55    $     19.44
Book Value Per Share                           $     11.23    $     10.08    $      9.60    $      9.37
Tangible Book Value Per Share                  $     10.34    $      9.12    $      8.62    $      8.38

52-week High Common Stock Price                $     28.33    $     26.25    $     27.00    $     23.25
    Date                                          08/23/01       11/04/99       06/29/01       03/01/01
52-week Low Common Stock Price                 $     17.25    $     16.38    $     17.25    $     16.38
    Date                                          10/18/00       06/27/00       10/18/00       06/27/00

EOP Shares Outstanding (Net of Treasury Stock):                               41,308,168     41,587,229     41,179,287    41,825,392

Average Shares Outstanding: (Net of Treasury Stock):
     Basic                                      41,264,394     41,842,460     41,466,564     41,703,350     41,476,627    42,020,696
     Diluted                                    41,623,037     42,147,989     41,823,411     42,020,236     41,760,428    42,337,568

Memorandum Items:

Tax (Benefit) Applicable to Security
Transactions                                         ($226)   $       113          ($251)   $        50          ($428)  $       401

Common Dividends Declared                      $     9,500    $     8,812    $     9,530    $     9,175    $    28,205   $    26,503

EOP Employees (full-time equivalent)                                               1,271          1,277          1,276         1,306

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

                                                               Three Months Ended                              Year to Date
                                           -----------------------------------------------------------  ---------------------------
                                            September      September         June           March        September     September
Selected Yields and Net Interest Margin:       2001           2000           2001           2001           2001           2000
                                           -------------  -------------  -------------  --------------  ------------  -------------
Loans                                             8.16%          8.94%          8.51%           8.87%         8.53%          8.85%
Investment Securities                             6.71%          6.85%          6.98%           7.03%         6.90%          6.84%
Money Market Investments/FFS                      3.21%          7.37%          4.79%           6.19%         4.69%          6.72%
   Average Earning Assets Yield                   7.76%          8.41%          8.05%           8.33%         8.06%          8.32%
Interest-bearing Deposits                         3.94%          4.65%          4.28%           4.69%         4.30%          4.43%
Short-term Borrowings                             3.37%          5.63%          3.92%           4.84%         3.97%          5.31%
Long-term Borrowings                              6.28%          6.31%          6.32%           6.38%         6.33%          6.03%
   Average Liability Costs                        4.29%          5.10%          4.61%           5.00%         4.63%          4.86%
     Net Interest Spread                          3.47%          3.31%          3.45%           3.33%         3.43%          3.46%
     Net Interest Margin                          4.14%          4.04%          4.18%           4.10%         4.14%          4.13%

Selected Financial Ratios:

Return on Average Common Equity                  17.31%         18.01%         17.54%          17.87%        17.57%         18.08%
Return on Average Assets                          1.55%          1.50%          1.60%           1.62%         1.59%          1.48%
Loan / Deposit Ratio                                                                                         99.51%        101.48%
Loan Loss Reserve / Loans, net of unearned income                                                             1.32%          1.23%
Nonaccrual Loans / Loans, net of unearned income                                                              0.26%          0.31%
90-Day Past Due Loans/ Loans, net of unearned income                                                          0.21%          0.21%
Non-performing Loans/ Loans, net of unearned income                                                           0.47%          0.52%
Non-performing Assets/ Total Assets                                                                           0.34%          0.34%
Primary Capital Ratio                                                                                         9.70%          9.24%
Shareholders' Equity Ratio                                                                                    8.95%          8.52%
Price / Book Ratio                                                                                            2.96%          2.15%
Price / Earnings Ratio                                                                                       14.31%         11.38%
Efficiency Ratio                                 42.34%         41.36%         43.97%          42.84%        43.05%         43.41%


                                            September      September       December         June           March
Credit Quality Data:                           2001           2000           2000           2001           2001
                                           -------------  -------------  -------------  --------------  ------------
EOP Non-Accrual Loans                           $ 8,386        $10,062        $ 8,131         $ 6,062       $ 7,588
EOP 90-Day Past Due Loans                         6,759          6,666          4,717           5,143         4,698
                                           -------------  -------------  -------------  --------------  ------------
   Total EOP Non-performing Loans               $15,145        $16,728        $12,848         $11,205       $12,286

EOP Other Real Estate & Assets Owned              2,622          1,516          2,109           2,260         2,395
                                           -------------  -------------  -------------  --------------  ------------
   Total EOP Non-performing Assets              $17,767        $18,244        $14,957         $13,465       $14,681
                                           =============  =============  =============  ==============  ============


                                                       Three Months Ended                      Year to Date
                                           -------------------------------------------  ----------------------------
                                            September      September         June         September      September
                                               2001           2000           2001           2001           2000
                                           -------------  -------------  -------------  --------------  ------------
Charge-off Analysis:
Gross Charge-offs                               ($3,105)       ($4,544)       ($2,490)        ($8,267)     ($11,792)
Recoveries                                          316            212            353           1,501           787
                                           -------------  -------------  -------------  --------------  ------------
Net Charge-offs                                 ($2,789)       ($4,332)       ($2,137)        ($6,766)     ($11,005)
                                           =============  =============  =============  ==============  ============